J.P. Morgan Partners (BHCA), L.P. / Pharmos Corporation Exhibit 99.1

Name and Address of Reporting Person(1)	Designated Reporter(1))	Date of Event Requiring Statement	Issuer Name, Ticker or Trading Symbol	Title and Amount of Security	Title of Non-Derivative Securities and Title and Amount of Securities Underlying Derivative Securities	Ownership Form: Direct (D) or Indirect (I)	Nature of Indirect Beneficial Ownership	Disclaims Pecuniary Interest
J.P. Morgan Partners (BHCA), L.P. c/o J.P. Morgan Partners, LLC 270 Park Ave. - New York, NY 10017	J.P. Morgan Partners (BHCA), L.P.	October 25, 2006	Pharmos Corporation (PARS)	See Table I Row 2	Not Applicable	D	Not Applicable
J.P. Morgan Partners Global Investors, L.P. c/o J.P. Morgan Partners, LLC 270 Park Ave. - New York, NY 10017	J.P. Morgan Partners (BHCA), L.P.	October 25, 2006	Pharmos Corporation (PARS)	See Table I Row 3	Not Applicable	D	Not Applicable
J.P. Morgan Partners Global Investors (Cayman), L.P. c/o J.P. Morgan Partners, LLC 270 Park Ave. - New York, NY 10017	J.P. Morgan Partners (BHCA), L.P.	October 25, 2006	Pharmos Corporation (PARS)	See Table I Row 4	Not Applicable	D	Not Applicable
J.P. Morgan Partners Global Investors A, L.P. c/o J.P. Morgan Partners, LLC 270 Park Ave. - New York, NY 10017	J.P. Morgan Partners (BHCA), L.P.	October 25, 2006	Pharmos Corporation (PARS)	See Table I Row 5	Not Applicable	D	Not Applicable

J.P. Morgan Partners Global Investors (Cayman) II, L.P. c/o J.P. Morgan Partners, LLC 270 Park Ave. - New York, NY 10017	J.P. Morgan Partners (BHCA), L.P.	October 25, 2006	Pharmos Corporation (PARS)	See Table I Row 6	Not Applicable	D	Not Applicable
J.P. Morgan Partners Global Investors (Selldown), L.P. c/o J.P. Morgan Partners, LLC 270 Park Ave. - New York, NY 10017	J.P. Morgan Partners (BHCA), L.P.	October 25, 2006	Pharmos Corporation (PARS)	See Table I Row 7	Not Applicable	D	Not Applicable
J.P. Morgan Partners Global Investors (Selldown) II, L.P. c/o J.P. Morgan Partners, LLC 270 Park Ave. - New York, NY 10017	J.P. Morgan Partners (BHCA), L.P.	October 25, 2006	Pharmos Corporation (PARS)	See Table I Row 8	Not Applicable	D	Not Applicable
JPMP Master Fund Manager, L.P. c/o J.P. Morgan Partners, LLC 270 Park Ave. - New York, NY 10017	J.P. Morgan Partners (BHCA), L.P.	October 25, 2006	Pharmos Corporation (PARS)	See Table I Row 2	Not Applicable	I	See Explanatory Note 1 below	No
JPMP Global Investors, L.P. c/o J.P. Morgan Partners, LLC 270 Park Ave. - New York, NY 10017	J.P. Morgan Partners (BHCA), L.P.	October 25, 2006	Pharmos Corporation (PARS)	See Table I Rows 3-8	Not Applicable	I	See Explanatory Note 2 below	No
JPMP Capital Corp. c/o J.P. Morgan Partners, LLC 270 Park Ave. New York, NY 10017	J.P. Morgan Partners (BHCA), L.P.	October 25, 2006	Pharmos Corporation (PARS)	See Table I Row 1	Not Applicable	I	See Explanatory Note 3 below	No

Explanatory Note:

(1)
The amounts shown in Table 1 row 2 represents the beneficial ownership of the Issuer’s securities held by JPMP BHCA, a portion of which may be attributable to JPMP MFM because it is the sole general partner of JPMP BHCA. The actual pro rata portion of such beneficial ownership that may be attributable to JPMP MFM is not readily determinable because it is subject to several variables, including the internal rate of return and vesting interest within JPMP BHCA. JPMP MFM disclaims such beneficial ownership except to the extent of its pecuniary interest.

(2)
The amounts shown in Table 1 rows 3 through 8 represent the beneficial ownership of the Issuer’s securities held by the Global Funds, a portion of which may be attributable to JPMP Global because it is the sole general partner of the Global Funds. The actual pro rata portion of such beneficial ownership that may be attributable to JPMP Global is not readily determinable because it is subject to several variables, including the internal rate of return and vesting interest within the Global Funds. JPMP Global disclaims such beneficial ownership except to the extent of its pecuniary interest.

(3)
The amount shown in Table I in row 1 represents the beneficial ownership of the Issuer's securities held by the Reporting Persons, a portion of which may be attributable to JPMP Capital because it is the sole general partner of JPMP MFM and JPMP Global. The actual pro rata portion of such beneficial ownership that may be attributable to JPMP Capital is not readily determinable because it is subject to several variables, including the internal rate of return and vesting interest within the JPMP BHCA and the Global Funds. JPMP Capital disclaims such beneficial ownership except to the extent of its pecuniary interest.

J.P. MORGAN PARTNERS (BHCA), L.P.
BY: JPMP MASTER FUND MANAGER, L.P.,
ITS GENERAL PARTNER
BY: JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

BY:	___________________________________________________
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.

BY: JPMP GLOBAL INVESTORS, L.P.,
A GENERAL PARTNER

BY: JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

BY:	___________________________________________________
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS
(CAYMAN), L.P.

BY: JPMP GLOBAL INVESTORS, L.P.,
A GENERAL PARTNER

BY: JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

BY:	___________________________________________________
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS A, L.P.

BY: JPMP GLOBAL INVESTORS, L.P.,
A GENERAL PARTNER

BY: JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

BY:	___________________________________________________
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN) II, L.P.

BY: JPMP GLOBAL INVESTORS, L.P.,
A GENERAL PARTNER

BY: JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

BY:	___________________________________________________
Name:
Title:

J.P. MORGAN PARTNERS GLOBAL INVESTORS
(SELLDOWN), L.P.

BY: JPMP GLOBAL INVESTORS, L.P.,
A GENERAL PARTNER

BY: JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

BY:	___________________________________________________
Name:
Title

J.P. MORGAN PARTNERS GLOBAL INVESTORS
(SELLDOWN) II, L.P.

BY: JPMP GLOBAL INVESTORS, L.P.,
A GENERAL PARTNER

BY: JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

BY:	___________________________________________________
Name:
Title

JPMP MASTER FUND MANAGER, L.P.
BY: JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

BY:	___________________________________________________
Name:
Title:

JPMP CAPITAL CORP.

BY:	___________________________________________________
Name:
Title:

JPMP GLOBAL INVESTORS, L.P.

BY: JPMP CAPITAL CORP.,
ITS GENERAL PARTNER

BY:	___________________________________________________
Name:
Title: